UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   January 13, 2011

CHINA WIND SYSTEMS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-34591	74-2235008
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China

 (Address of Principal Executive Offices)

(86) 510-8338-6339

 (Registrant’s Telephone number)

Copies to:
Asher S. Levitsky PC
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 981-6767
Fax: (212) 930 – 9725
E-mail: alevitsky@srff.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 18, 2011, China Wind Systems, Inc. (the “Company”), sold 35,014 shares of its common stock, par value $0.001 per share  to Fernando Liu, its newly-elected chief financial officer,  at a market price of $3.57 per share for a total purchase price of $125,000 pursuant to a stock purchase agreement dated January 18, 2011. The purchase price per share represents the market price on January 18, 2011, the date the Company and Mr. Liu agreed upon the sale. The sale was approved by the Company’s audit committee and board of directors on January 18, 2011.  Under the audit committee’s charter, the audit committee has the responsibility for approving transactions with related parties.

Item 7.01 Regulation FD Disclosure.

On January 13, 2011, the Company issued a press release to announce that on January 12, 2011, it engaged Shanghai KRC Business Consulting Co., Ltd. to assist it in preparing for the compliance of the internal control over financial reporting requirements of Article 404 of the Sarbanes-Oxley Act. A copy of the press release is attached hereto as Exhibit 99.2.

On January 24, 2011, the Company issued a press release to announce the sale of 35,014 shares of the Company’s common stock to Fernando Liu, its chief financial officer, for a total purchase price of $125, 000 on January 18, 2011. A copy of the press release is attached hereto as Exhibit 99. 3.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Stock Purchase Agreement between the Company and Fernando Liu, dated January 18, 2011
99.2	Press Release, dated January 13, 2011
99.3	Press Release, dated January 24, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2011	China Wind Systems, Inc.

	By:	/s/ Jianhua Wu
Jianhua Wu
Chief Executive Officer

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